Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2025
MAGNERA CORPORATION 401(K) SAVINGS PLAN [Member]
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Note 2 – Summary of Significant Accounting Policies

Basis of Presentation – The financial statements of the Plan are prepared on the accrual basis of accounting.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and changes therein, and disclosures of contingent assets and liabilities. Actual results could differ from those estimates.

Investments – Investments held in the Plan are stated at fair value. See Note 3 for a discussion of the fair value measurements.

Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on an accrual basis. Dividends are recorded on the ex-dividend date. Net appreciation/depreciation includes gains and losses on investments bought and sold as well as held during the year.

Payment of Benefits – Benefit payments to participants are recorded when paid.

Investment Fees – Net investment returns reflect certain fees paid by the investment funds to their affiliated investment advisors, transfer agents, and others as further described in each fund prospectus or other published documents. These fees are deducted prior to allocation of the fund's investment earnings activity and thus are not separately identifiable as an expense.

Subsequent Events – The Plan has evaluated subsequent events for potential recognition and/or disclosure through the date of issuance of these financial statements. As previously noted in Note 1, the Plan completed a merger and Plan restatement effective January 1, 2026.